UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): October 8, 1998


                                  CD RADIO INC.
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             (Exact name of registrant as specified in its charter)


State of Delaware                    0-24710                     52-1700207
-----------------            ------------------------        -------------------
(State or other              (Commission File Number)         (I.R.S. Employer
 jurisdiction of                                             Identification No.)
 incorporation)


1180 Avenue of the Americas, 14th Floor, New York, New York             10036
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        (Address of principal executive offices)                      (zip code)


Registrant's telephone number, including area code (212) 899-5000


                                 Not applicable
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          (Former name or former address, if changed since last report)
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                                                                               2

Item 5.  Other Events.

         On October 8, 1998, CD Radio Inc. (the "Company") agreed to sell 5,000,000 shares of its common stock, par value $.001 per share (the "Common Stock"), to Prime 66 Partners, L.P., a Texas limited partnership ("Prime"). The terms of the transaction are set forth in a Stock Purchase Agreement (the "Stock Purchase Agreement"), dated as of October 8, 1998, between the Company and Prime, a copy of which is filed as Exhibit 99.1 hereto and which is incorporated herein by reference.

         The issuance and sale of the common stock to Prime pursuant to the Stock Purchase Agreement is subject to the expiration, or early termination, of the waiting period under the Hart-Scott-Rodino Antitrust Improvement Act of 1986 and other customary conditions.

         On October 13, 1998, the Company amended the Rights Agreement, dated as of October 22, 1997 (the "Rights Agreement"), between the Company and Continental Stock Transfer & Trust Company, as rights agent, to render the Rights Agreement inapplicable to the transactions contemplated by the Stock Purchase Agreement and to permit Prime, and any other person deemed to beneficially own the shares of Common Stock owned by Prime, to purchase and own up to an additional 1% of the outstanding shares of Common Stock without Prime becoming an "Acquiring Person" within the meaning of the Rights Agreement. A copy of the Amendment to the Rights Agreement is filed as Exhibit 99.2 hereto and is incorporated herein by reference.

         On October 13, 1998, the Company issued the press release attached hereto as Exhibit 99.3 and incorporated herein by reference announcing the transaction with Prime.

Item 7.  Financial Statements, PRO  FORMA Financial Information and Exhibits.

         (a) Not applicable

         (b) Not applicable

         (c) Exhibits

               99.1        Stock Purchase Agreement, dated as of
                           October 8, 1998, between CD Radio Inc. and
                           Prime 66 Partners, L.P.

               99.2 Amendment to the Rights Agreement, dated as of October 22, 1997, between CD Radio Inc. and Continental Stock Transfer & Trust Company, as rights agent, dated as of October 13, 1998.

               99.3        Press Release, dated October 13, 1998.

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: October 13, 1998

                                           CD RADIO INC.


                                           By: /s/ David Margolese
                                           -----------------------
                                           David Margolese
                                           Chairman and Chief Executive Officer

                                  EXHIBIT INDEX

                     Pursuant to Item 601 of Regulation S-K


            Exhibit No.             Description of Exhibit
            -----------             ----------------------

               99.1        Stock Purchase Agreement, dated as of
                           October 8, 1998, between CD Radio Inc. and
                           Prime 66 Partners, L.P.

               99.2 Amendment to the Rights Agreement, dated as of October 22, 1997, between CD Radio Inc. and Continental Stock Transfer & Trust Company, as rights agent, dated as of October 13, 1998.

               99.3        Press Release, dated October 13, 1998.